Exhibit 99

NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Patrick Brennan
Mayfield Village, Ohio 44143	(440) 395-2370
http://www.progressive.com

PROGRESSIVE REPORTS SEPTEMBER RESULTS

MAYFIELD VILLAGE, OHIO — October 14, 2009 — The Progressive Corporation today reported the following results for September and the third quarter 2009:

	Month				Quarter
(millions, except per share amounts and ratios)	2009	2008	Change		2009	2008	Change

Net premiums written	$1,038.4	$1,024.3	1%		$3,553.5	$3,511.4	1%
Net premiums earned	$1,062.3	$1,051.6	1%		$3,445.4	$3,416.2	1%
Net income (loss)	$100.0	$(630.8)	NM		$269.9	$(684.2)	NM
Per share[1]	$.15	$(.95)	NM		$.40	$(1.03)	NM
Pretax net realized gains (losses) on securities (including net impairment losses)	$7.4	$(1,039.8)	NM		$38.8	$(1,373.4)	NM
Combined ratio	92.2	98.7	(6.5	)pts.	92.7	95.1	(2.4	)pts.
Average equivalent shares[1]	671.8	666.4	1%		672.8	666.3	1%

NM = Not Meaningful

[1]        For 2009, amounts disclosed are diluted earnings per share. In 2008, due to the net loss reported in the month, quarter, and year-to-date periods (see pages 3 and 4), the calculated diluted earnings per share was antidilutive; therefore, basic earnings per share is disclosed.

(in thousands)	September 2009	September 2008	Change

Policies in Force:
Agency – Auto	4,324.1	4,348.1	(1)%
Direct – Auto	3,122.2	2,770.9	13%

Total Personal Auto	7,446.3	7,119.0	5%
Total Special Lines	3,493.1	3,400.6	3%

Total Personal Lines	10,939.4	10,519.6	4%

Total Commercial Auto	524.9	554.4	(5)%

Progressive offers insurance to personal and commercial auto drivers throughout the United States. Our Personal Lines business writes insurance for private passenger automobiles and recreational vehicles. Our Commercial Auto business writes primary liability, physical damage, and other auto-related insurance for automobiles and trucks owned by small businesses.

See the “Income Statements” and “Supplemental Information” for further month and year-to-date information and the “Monthly Commentary” at the end of this release for additional discussion.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

INCOME STATEMENT

September 2009

(millions – except per share amounts)

(unaudited)

	Current Month	Comments on Monthly Results[1]

Net premiums written	$1,038.4

Revenues:
Net premiums earned	$1,062.3
Investment income	43.3
Net realized gains (losses) on securities:
Other-than-temporary impairment losses:
Total other-than-temporary impairment losses	(14.6)
Less: portion of loss recognized in other comprehensive income	12.4

Net impairment losses recognized in earnings	(2.2)
Net realized gains (losses) on securities	9.6

Total net realized gains (losses) on securities	7.4
Service revenues	1.3

Total revenues	1,114.3

Expenses:
Losses and loss adjustment expenses	753.6
Policy acquisition costs	103.5
Other underwriting expenses	122.2
Investment expenses	.5
Service expenses	2.0
Interest expense	11.7

Total expenses	993.5

Income before income taxes	120.8
Provision for income taxes	20.8	Reflects the $18.0 million reversal of the valuation allowance on our deferred tax asset.

Net income	$100.0

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	665.4

Per share	$.15

Diluted:
Average shares outstanding	665.4
Net effect of dilutive stock-based compensation	6.4

Total equivalent shares	671.8

Per share	$.15

[1]

See the Monthly Commentary at the end of this release for additional discussion. For a description of our reporting and accounting policies, see Note 1 to our 2008 audited consolidated financial statements included in our 2008 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

INCOME STATEMENTS

September 2009 Year-to-Date

(millions – except per share amounts)

(unaudited)

	Year-to-Date
	2009	2008	% Change

Net premiums written	$10,605.0	$10,512.5	1

Revenues:
Net premiums earned	$10,293.4	$10,217.4	1
Investment income	376.2	488.6	(23)
Net realized gains (losses) on securities:
Other-than-temporary impairment losses:
Total other-than-temporary impairment losses	(74.0)
Less: portion of loss recognized in other comprehensive income	36.2

Net impairment losses recognized in earnings	(37.8)
Net realized gains (losses) on securities	19.1

Total net realized gains (losses) on securities	(18.7)	(1,385.8)	(99)
Service revenues	12.1	12.4	(2)

Total revenues	10,663.0	9,332.6	14

Expenses:
Losses and loss adjustment expenses	7,259.5	7,472.9	(3)
Policy acquisition costs	1,004.1	1,019.5	(2)
Other underwriting expenses	1,170.2	1,155.7	1
Investment expenses	8.1	6.4	27
Service expenses	14.8	16.5	(10)
Interest expense	103.7	102.8	1

Total expenses	9,560.4	9,773.8	(2)

Income (loss) before income taxes	1,102.6	(441.2)	NM
Provision (benefit) for income taxes	350.1	(211.9)	NM

Net income (loss)	$752.5	$(229.3)	NM

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	668.2	668.4	0

Per share	$1.13	$(.34)	NM

Diluted:
Average shares outstanding	668.2	668.4	0
Net effect of dilutive stock-based compensation	5.0	6.2	(19)

Total equivalent shares	673.2	674.6	0

Per share	$1.12	$(.34)	NM

NM = Not Meaningful

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

INCOME STATEMENT – OTHER INFORMATION

September 2009

(millions – except per share amounts)

(unaudited)

The following table sets forth the comprehensive income (loss) for the period:

	Current	Year-to-Date
	Month	2009	2008
Net income (loss)	$100.0	$752.5	$(229.3)

After-tax changes in (excluding cumulative effect adjustment1 ):
Net unrealized gains (losses) on securities	129.3	603.0
Portion of OTI losses recognized in other comprehensive income	(8.0)	(23.5)

Total net unrealized gains (losses) on securities	121.3	579.5	(321.1)
Net unrealized gains on forecasted transactions	(.3)	(1.9)	(2.2)

Comprehensive income (loss)	$221.0	$1,330.1	$(552.6)

Per share	$.33	$1.98	$(.83)

[1]

In June 2009, we recorded a $189.6 million ($291.8 million pretax) cumulative effect of change in accounting principle in accordance with the new accounting guidance for other-than-temporary impairments we adopted during the second quarter 2009.

The following table sets forth the investment results for the period:

	Current	Year-to-Date
	Month	2009	2008
Fully taxable equivalent total return:
Fixed-income securities	1.6%	9.7%	(7.0)%
Common stocks	4.1%	21.4%	(19.0)%
Total portfolio	1.7%	9.7%	(8.9)%

Pretax recurring investment book yield	3.7%	3.7%	4.8%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

September 2009

($ in millions)

(unaudited)

Current Month
	Personal Lines Business			Commercial Auto Business	Other Businesses[1]	Companywide Total
	Agency	Direct	Total
Net Premiums Written	$539.0	$391.2	$930.2	$107.9	$.3	$1,038.4
% Growth in NPW	0%	9%	4%	(14)%	NM	1%
Net Premiums Earned	$559.7	$380.2	$939.9	$120.7	$1.7	$1,062.3
% Growth in NPE	(1)%	9%	3%	(11)%	NM	1%

GAAP Ratios
Loss/LAE ratio	71.6	72.3	71.9	65.0	NM	71.0
Expense ratio	21.2	21.0	21.1	22.2	NM	21.2

Combined ratio	92.8	93.3	93.0	87.2	NM	92.2

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$4.6
Current accident year						(12.0)

Calendar year actuarial adjustment	$(.6)	$(3.6)	$(4.2)	$(3.2)	$0	$(7.4)

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$4.6
All other development						19.4

Total development						$24.0

Calendar year loss/LAE ratio						71.0

Accident year loss/LAE ratio						73.3

Statutory Ratios
Loss/LAE ratio						70.6
Expense ratio						21.2

Combined ratio						91.8

[1]        The other businesses generated an underwriting profit of $2.0 million for the month. Combined ratios and % growth are not meaningful (NM) due to the low level of premiums earned by, and the variability of loss costs in, such businesses.

[2]        Represents adjustments solely based on our corporate actuarial reviews.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

September 2009 Year-to-Date

($ in millions)

(unaudited)

Year-to-Date
	Personal Lines Business			Commercial Auto Business	Other Businesses[1]	Companywide Total
	Agency	Direct	Total
Net Premiums Written	$5,607.6	$3,799.2	$9,406.8	$1,183.9	$14.3	$10,605.0
% Growth in NPW	(1)%	9%	3%	(12)%	NM	1%
Net Premiums Earned	$5,463.1	$3,601.6	$9,064.7	$1,211.0	$17.7	$10,293.4
% Growth in NPE	(1)%	8%	2%	(9)%	NM	1%

GAAP Ratios
Loss/LAE ratio	71.1	71.6	71.3	65.2	NM	70.5
Expense ratio	21.2	20.9	21.1	21.3	NM	21.1

Combined ratio	92.3	92.5	92.4	86.5	NM	91.6

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$(3.1)
Current accident year						(49.8)

Calendar year actuarial adjustment	$(29.1)	$(16.3)	$(45.4)	$(7.5)	$0	$(52.9)

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$(3.1)
All other development						77.1

Total development						$74.0

Calendar year loss/LAE ratio						70.5

Accident year loss/LAE ratio						71.2

Statutory Ratios
Loss/LAE ratio						70.5
Expense ratio						20.9

Combined ratio						91.4

Statutory Surplus[3]						$5,444.2

NM = Not Meaningful

[1]        The other businesses generated an underwriting profit of $6.2 million.

[2]        Represents adjustments solely based on our corporate actuarial reviews.

[3]        During September, the insurance subsidiaries declared $250 million in dividends to the parent company; the dividends will be paid in October.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

BALANCE SHEET AND OTHER INFORMATION

(millions – except per share amounts)

(unaudited)

September 2009
CONDENSED GAAP BALANCE SHEET:[1]
Investments – Available-for-sale, at fair value:
Fixed maturities (amortized cost: $11,915.6)	$11,729.9
Equity securities:
Nonredeemable preferred stocks[2] (cost: $762.7)	1,244.8
Common equities (cost: $290.4)	466.6
Short-term investments (amortized cost: $1,227.9)	1,227.9

Total investments[3,4,5]	14,669.2
Net premiums receivable	2,636.1
Deferred acquisition costs	433.6
Other assets	2,308.5

Total assets	$20,047.4

Unearned premiums	$4,493.5
Loss and loss adjustment expense reserves	6,352.0
Other liabilities[5]	1,528.7
Debt	2,176.8
Shareholders’ equity	5,496.4

Total liabilities and shareholders’ equity	$20,047.4

Common shares outstanding	676.2
Shares repurchased – September	1.5
Average cost per share	$16.99
Book value per share	$8.13
Trailing 12-month return on average shareholders’ equity	20.1%
Net unrealized pretax gains (losses) on investments	$481.7
Increase (decrease) from August 2009	$186.7
Increase (decrease) from December 2008	$599.9
Debt-to-total capital ratio	28.4%
Fixed-income portfolio duration	2.5 years
Weighted average credit quality	AA
Year-to-date Gainshare factor	.69

[1]        Loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $300.7 million.

2        As of September 30, 2009, we held certain hybrid securities and recognized a change in fair value of $9.1 million as a realized loss during the period we held these securities.

[3]        Includes $6.6 billion of short-term investments and U.S. Treasury securities prior to settling $135.1 million of net security transactions outstanding as of month-end.

[4]        Includes $.9 billion, net of unsettled security transactions, of investments in a consolidated, non-insurance subsidiary of the holding company. Amount does not include the $250 million of dividends declared by the insurance subsidiaries during the month; invested assets of the non-insurance subsidiary will be increased in October when the dividends are paid.

[5]        Includes $135.1 million of net unsettled security transactions (as discussed in note 3 above).

Monthly Commentary

•

In September 2009, as a result of improved investment market conditions, we reversed the remaining valuation allowance on our deferred tax asset, which reduced the provision for income taxes by $18.0 million. Management believes it is more likely than not that the deferred tax asset will be fully realized in future accounting periods.

Upcoming Events

We are currently scheduled to release October results on Tuesday, November 10, 2009, after the market closes.

Progressive is scheduled to hold a one-hour conference call to address questions on Wednesday, November 11, 2009 at 9:00 a.m., eastern time, subsequent to the posting of our Shareholders’ Report online and the filing with the SEC of our Quarterly Report on Form 10-Q for the third quarter. Registration for the teleconference and webcast will be available at http://investors.progressive.com/events.aspx closer to the event.

Pursuant to our accounting calendar for 2009, the fourth quarter will have 14 weeks of activity with December being a 5-week month. Progressive operates on an accounting calendar that typically consists of a 52-week year, with 13-week quarters and a 4-week December. Under this calendar, we periodically recognize an additional week of activity, as is the case for 2009. Consequently, our 2009, fourth quarter and December periods will each include an additional week, which will affect comparisons of those periods to prior years.

About Progressive

The Progressive Group of Insurance Companies, in business since 1937, is one of the country’s largest auto insurance groups, the largest seller of motorcycle policies and a market leader in commercial auto insurance based on premiums written.

Progressive is committed to becoming consumers’ #1 choice for auto insurance by providing competitive rates and innovative products and services that meet drivers’ needs throughout their lifetimes, including superior online and in-person customer service, and best-in-class, 24-hour claims service, such as its concierge level of claims service available at service centers located in major metropolitan areas throughout the United States.

Progressive companies offer consumers choices in how to shop for, buy and manage their auto insurance policies. Progressive offers its products, including personal and commercial auto, motorcycle, boat and recreational vehicle insurance, through more than 30,000 independent insurance agencies throughout the U.S. and online and by phone directly from the Company. Private passenger auto products and prices are different when purchased directly from Progressive or through independent agencies. To find an agent or to get a quote, go to http://www.progressive.com.

The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, are publicly traded at NYSE:PGR. For more information, including a guide to interpreting the monthly reporting package, visit http://www.progressive.com.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Statements in this release that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions, and projections generally; inflation and changes in economic conditions (including changes in interest rates and financial markets); the financial condition of, and other issues relating to the strength of and liquidity available to, issuers of securities held in our investment portfolios and other companies with which we have ongoing business relationships, including counterparties to certain financial transactions; the accuracy and adequacy of our pricing and loss reserving methodologies; the competitiveness of our pricing and the effectiveness of our initiatives to retain more customers; initiatives by competitors and the effectiveness of our response; our ability to obtain regulatory approval for requested rate changes and the timing thereof; the effectiveness of our brand strategy and advertising campaigns relative to those of competitors; legislative and regulatory developments; disputes relating to intellectual property rights; the outcome of litigation pending or that may be filed against us; weather conditions (including the severity and frequency of storms, hurricanes, snowfalls, hail, and winter conditions); changes in driving patterns and loss trends; acts of war and terrorist activities; our ability to maintain the uninterrupted operation of our facilities, systems (including information technology systems), and business functions; court decisions and trends in litigation and health care and auto repair costs; and other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding pending loss and loss adjustment expense reserves becomes known. Reported results, therefore, may be volatile in certain accounting periods.